UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009(December 7, 2009)

Sharps Compliance Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34269	74-2657168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500, Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 432-0300

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 7, 2009 Sharps Compliance Corp. (the "Company") issued a press release announcing that it has been awarded a five-year Federal Supply schedule contract by the General Service Administration of the U. S. Government. The Company also announced that it was awarded a Distribution and Pricing Agreement with the Defense Supply Center of Philadelphia's Directorate of Medical Material.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Sharps Compliance Awarded GSA Schedule Contract and Distribution and Pricing Agreement

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sharps Compliance Corp.
Date: December 8, 2009	By:	/s/ DAVID P. TUSA David P. Tusa Executive Vice President, Chief Financial Officer and Business Development

Index to Exhibits
99.1	Press Release dated December 7, 2009